UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        March 6, 2007
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A is filed to amend and restate the Company's Form 8-K filed March 6, 2007 (the "Initial Report"), which was intended to include (i) Item 2.02 information regarding the Company's results for the fourth quarter and year ended December 31, 2006 and (ii) Item 5.02 information regarding the compensation of executive officers, but which inadvertently contained information that was previously filed by the Company in a Form 8-K filed on March 7, 2006. This report on Form 8-K/A includes the omitted Item 2.02 and Item 5.02 information. Item 9.01 and Exhibits 99.1 and 99.2 (which were previously filed with the Initial Report) are refiled with this report on Form 8-K/A for the convenience of the reader.

Item 2.02.    Results of Operations and Financial Condition

On March 7, 2007, inTEST Corporation (the "Company") issued a press release and held a webcast conference call (as previously announced) regarding its financial results for the fourth quarter and year ended December 31, 2006. The Company's press release is attached to this Current Report as Exhibit 99.1 and a textual representation of the conference call is attached as Exhibit 99.2, each of which is incorporated by reference herein.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 6, 2007, the Board of Directors of the Company approved, upon the recommendation of the Compensation Committee and all of the independent directors, arrangements for the 2007 incentive component of compensation for the named executive officers. These arrangements are similar to the incentive arrangements approved in prior years for persons holding senior management positions. The following chart sets forth these arrangements for the named executive officers as approved:

Robert E. Matthiessen	President and CEO	1.0% of consolidated pre-tax profits plus 1.0% of each product segment's pre-tax profits.
Hugh T. Regan, Jr.	Treasurer, Secretary and CFO	Up to a maximum of $100,000 (1)
Daniel J. Graham	Sr. Vice President and General Manager - Manipulator/Docking Hardware Product Segment	2.0% of pre-tax profits of the Manipulator/ Docking Hardware product segment
Dale E. Christman	Vice President and General Manager - Tester Interface Product Segment	2.0% of pre-tax profits of the Tester Interface product segment.
(1)	Based on consolidated pre-tax profits and subject to the recommendation of the CEO and approval by the Compensation Committee, a majority of independent directors and the Board of Directors.

The base salaries of the named executive officers will remain unchanged from their 2006 levels. The Board of Directors of the Company also approved, upon the recommendation of the Compensation Committee and all of the independent directors, the issuance of restricted shares to each of the named executives. These shares were issued pursuant to the Company's 1997 Stock Plan and will vest in increments of 25% annually over four years beginning on March 6, 2008. The following chart sets forth the share amounts as approved:

# of Restricted Shares Issued
Robert E. Matthiessen	10,000
Hugh T. Regan, Jr.	10,000
Daniel J. Graham	9,000
Dale E. Christman	9,000

Item 9.01.    Financial Statements and Exhibits

(c)   Exhibits:

99.1  Press Release, dated March 7, 2007
99.2  Textual representation of conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   April 9, 2007

Exhibit Index

99.1  Press Release, dated March 7, 2007
99.2  Textual representation of conference call